Exhibit 10.1

FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED
STOCK OPTION PLAN FOR
WESTECH CAPITAL CORP.

     Westech Capital Corp., having heretofore adopted the First Amended and Restated Stock Option Plan (the “Plan”), and having reserved the right under Section 12(a) thereof to amend the Plan, does hereby amend the Plan, effective as of September 15, 2004, as follows:

     Section 6(a) of the Plan shall be amended by replacing “400,000” with “1,000,000.”

     Adopted by the Board of Directors of Westech Capital Corp. on September 15, 2004.

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